UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2024
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GITLAB INC.

(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40895	47-1861035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address Not Applicable[1]		Zip Code Not Applicable[1]
(Address of Principal Executive Offices)		(Zip Code)

 Registrant’s Telephone Number, Including Area Code: Not Applicable

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0000025 per share	GTLB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

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1 We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act and Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808, or to the email address: reach.gitlab@gitlab.com.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

On August 2, 2024, Christopher Weber, the Chief Revenue Officer of GitLab Inc. (the “Company”), gave notice to the Company of his resignation effective August 4, 2024.

Mr. Weber’s resignation did not result from any disagreement with the Company or any matter relating to its operations, policies, or practices. The Company thanks Mr. Weber for his contributions and wishes him well in his future endeavors.

Item 7.01.    Regulation FD Disclosure.

Appointment of Interim Chief Revenue Officer

Following Mr. Weber’s resignation, the Company appointed Ashley Kramer as the Company’s Interim Chief Revenue Officer in addition to her current role as Chief Marketing and Strategy Officer, effective August 5, 2024. The Company has commenced a search for Mr. Weber’s successor.
Ms. Kramer has served as the Company’s Chief Marketing and Strategy Officer since March 2022. Prior to that, Ms. Kramer served as the Chief Product Officer and Chief Marketing Officer at Sisense, Inc. from 2020 to 2022. Previously, from 2017 to 2020, Ms. Kramer served as the Senior Vice President of Product and Marketing at Alteryx, Inc. Ms. Kramer earned her master’s of science degree in business administration and computer information systems from Colorado State University and her bachelor’s degree in computer science from Old Dominion University.

Confirmation of Second Quarter and Fiscal Year 2025 Guidance

On August 5, 2024, the Company confirmed its second quarter and fiscal year 2025 guidance previously provided in the Company’s first quarter fiscal year 2025 earnings release issued on June 3, 2024, as follows:

For the second quarter and fiscal year 2025, GitLab Inc. expects (in millions, except share and per share data):

	Q2 FY 2025 Guidance	FY 2025 Guidance
Revenue	$176.0 - $177.0	$733.0 - $737.0
Non-GAAP operating income	$10.0 - $11.0	$34.0 - $38.0
Non-GAAP diluted net income per share assuming approximately 167 million and 168 million weighted average shares outstanding during Q2 FY 2025 and FY 2025, respectively.	$0.09 - $0.10	$0.34 - $0.37

Non-GAAP Financial Measures

GitLab believes non-GAAP measures are useful in evaluating its operating performance. GitLab uses this supplemental information to evaluate its ongoing operations and for internal planning and forecasting purposes. GitLab believes that non-GAAP financial information, when taken collectively with its GAAP financial information, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. We define non-GAAP financial measures as GAAP measures, excluding stock-based compensation expense, amortization of acquired intangible assets, foreign exchange (gain) loss, (gain) loss from a deconsolidation of a subsidiary, equity method investment (gain) loss, changes in the fair value of acquisition related contingent consideration, charitable donation of common stock, and restructuring charges. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future.

The information furnished in this Item 7.01 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 133, as amended (the “Securities Act”). The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This filing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Although we believe that the expectations reflected in the forward-looking statements contained in this Current Report on Form 8-K are reasonable, they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. These risks, uncertainties, assumptions, and other factors include, but are not limited to the following:

•our ability to effectively manage future growth;
•our revenue growth rate in the future;
•our ability to achieve and sustain profitability, our business, financial condition, and operating results;
•our intense competition and loss of market share to our competitors;
•the market for our services may not grow;
•a decline in our customer renewals and expansions;
•fluctuations in our operating results;
•our ability to manage our growth effectively;
•our transparency;
•our publicly available company Handbook;
•security and privacy breaches;
•customers staying on our free self-managed or SaaS product offering;
•our limited operating history;
•our ability to respond to rapid technological changes;
•our ability to accurately predict the long-term rate of customer subscription renewals or adoption, or the impact of these renewals and adoption;
•our hiring model;
•the effects of regional and global conflict, including armed conflict in Ukraine, on our business; and
•general economic conditions (including changes in interest rates, inflation, increased volatility in the capital markets and instability in the global banking sector) and slow or negative growth of our markets.

Further information on these and additional risks, uncertainties, and other factors that could cause actual outcomes and results to differ materially from those included in or contemplated by the forward-looking statements contained in this filing are included under the caption “Risk Factors” and elsewhere in the filings and reports we make with the Securities and Exchange Commission. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GitLab Inc.

Dated: August 4, 2024	By:	/s/ Brian Robins
Brian Robins
Chief Financial Officer